Exhibit 10.3

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

by and among

MFI HOLDING CORPORATION,

GS CAPITAL PARTNERS VI FUND, L.P.,

GS CAPITAL PARTNERS VI PARALLEL, L.P.,

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.,

GS CAPITAL PARTNERS VI GmbH & Co. KG,

THOMAS H. LEE PARALLEL FUND V, L.P.,

THOMAS H. LEE EQUITY (CAYMAN) FUND V, L.P.,

THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP,

1997 THOMAS H. LEE NOMINEE TRUST,

GREAT-WEST INVESTORS LP,

THOMAS H. LEE EQUITY FUND V, L.P.,

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY I, LLC,

PUTNAM INVESTMENT EMPLOYEES’ SECURITIES COMPANY II, LLC,

and

THE OTHER STOCKHOLDERS THAT ARE SIGNATORIES HERETO

Dated as of June 29, 2010

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of June 29, 2010 by and among MFI Holding Corporation, a Delaware corporation (the “Company”), GS Capital Partners VI Fund, L.P., a Delaware limited partnership (“GSCP”), GS Capital Partners VI Offshore Fund, L.P., a Cayman Islands exempted limited partnership (“GSCP Offshore”), GS Capital Partners VI GmbH & Co. KG, a limited partnership formed under the laws of the Federal Republic of Germany (“GSCP Germany”), GS Capital Partners VI Parallel, L.P., a Delaware limited partnership (“GSCP Parallel”, collectively with GSCP, GSCP Offshore, GSCP Germany and any Affiliates of the foregoing which own stock of the Company from time to time, the “GSCP Parties”), Thomas H. Lee Equity Fund V, L.P. (“THL”), Thomas H. Lee Parallel Fund V, L.P. (“THL Parallel”), Thomas H. Lee Equity (Cayman) Fund V, L.P. (“THL Cayman”), Thomas H. Lee Investors Limited Partnership (“THL Investors”), Great-West Investors LP (“THL Great-West”), Putnam Investments Employees’ Securities Company I LLC (“THL Putnam I”), Putnam Investments Employees’ Securities Company II LLC (“THL Putnam II”) and 1997 Thomas H. Lee Nominee Trust (“THL Trust”, and collectively with THL, THL Parallel, THL Cayman, THL Investors, THL Great-West, THL Putnam I, THL Putnam II and any Affiliates of the foregoing which own stock of the Company from time to time, the “THL Parties”), and the other Persons listed on the signature pages hereto (each a “Management Stockholder” and collectively, the “Management Stockholders”), and is effective as of the Effective Time.

W I T N E S S E T H :

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of May 20, 2010 (as such agreement may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among MFI Midco Corporation, a Delaware corporation and a wholly-owned Subsidiary of the Company (“Midco”), MFI Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Midco (“Merger Sub”) M-Foods Holdings, Inc., a Delaware corporation (“M-Foods Holdings”) and Michael Foods Investors, LLC, as the representative for the stockholders of M-Foods Holdings, on the date hereof, Merger Sub will merge with and into M-Foods Holdings, with M-Foods Holdings, renamed Michael Foods Group, Inc., continuing as the surviving corporation (the “Merger”);

WHEREAS, the Company, the GSCP Parties, the THL Parties and the Management Stockholders are parties to that certain Stockholders Agreement, dated as of the date hereof, as amended from time to time (the “Stockholders Agreement”), establishing and setting forth their agreement with respect to certain rights and obligations associated with the ownership of shares of capital stock of the Company and certain arrangements relating to the management of the Company; and

WHEREAS, in connection with entering into the Merger Agreement and the Stockholders Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

Section 1. Certain Definitions. As used herein, the following terms shall have the following meanings:

“Additional Piggyback Rights” has the meaning ascribed to such term in Section 2.2(b).

“Affiliate” means with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise. For the avoidance of doubt, (A) each GSCP Party shall be deemed to be an Affiliate of every other GSCP Party, (B) each THL Party shall be deemed to be an Affiliate of every other THL Party and (C) neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any Holder.

“Agreement” means this Registration Rights Agreement, as this agreement may be amended, modified, supplemented or restated from time to time after the date hereof.

“automatic shelf registration statement” has the meaning ascribed to such term in Section 2.4.

“Board” means the board of directors of the Company.

“Business Day” shall mean a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in the City of New York are authorized or required by law or other governmental action to close.

“Claims” has the meaning ascribed to such term in Section 2.9(a).

“Common Stock” means the common stock, par value $0.01 per share, of the Company and any and all securities of any kind whatsoever which may be issued after the date hereof in respect of, or in exchange for, such shares of common stock of the Company pursuant to a merger, consolidation, stock split, stock dividend or recapitalization of the Company or otherwise.

“Common Stock Equivalents” means, with respect to any Person, all options, warrants and other securities convertible into, or exchangeable or exercisable for (at any time or upon the occurrence of any event or contingency and without regard to any vesting or other conditions to which such securities may be subject), shares of capital stock or other equity securities of such Person (including, without limitation, any note or debt security convertible into or exchangeable for shares of capital stock or other equity securities of such Person).

“Company” means MFI Holding Corporation, any Subsidiary or parent company of MFI Holding Corporation and any successor to MFI Holding Corporation or any Subsidiary or parent company of MFI Holding Corporation.

“Demand Exercise Notice” has the meaning ascribed to such term in Section 2.1(a)(i).

“Demand Registration” has the meaning ascribed to such term in Section 2.1(a)(i).

“Demand Registration Request” has the meaning ascribed to such term in Section 2.1(a)(i).

“Effective Time” has the meaning ascribed to such term in the Merger Agreement.

“Eligible Block Participants” means (i) institutional Holders, (ii) the Senior Management Holders, and (iii) the Gregg A. Ostrander Revocable Trust, and for the avoidance of doubt, not any other individuals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC issued under such Act, as they may from time to time be in effect.

“Expenses” means any and all fees and expenses incident to the Company’s performance of or compliance with Section 2, including, without limitation: (i) SEC, stock exchange or FINRA registration and filing fees and all listing fees and fees with respect to the inclusion of securities on the New York Stock Exchange or on any other securities market on which the Common Stock is listed or quoted, (ii) fees and expenses of compliance with state securities or “blue sky” laws of any state or jurisdiction of the United States or compliance with the securities laws of foreign jurisdictions and in connection with the preparation of a “blue sky” survey, including, without limitation, reasonable fees and expenses of outside “blue sky” counsel and securities counsel in foreign jurisdictions, (iii) printing and copying expenses, (iv) messenger and delivery expenses, (v) expenses incurred in connection with any road show, (vi) fees and disbursements of counsel for the Company, (vii) with respect to each registration or underwritten offering, the fees and disbursements of one counsel for the GSCP Parties, one counsel for the THL Parties and one counsel for all other Participating Holder(s) collectively (selected by the holders of a majority of the shares held by such other Participating Holder(s)), together in each case with any local counsel, (viii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or “cold comfort” letter and updates thereof) and fees and expenses of other Persons, including special experts, retained by the Company, (ix) fees and expenses payable to a Qualified Independent Underwriter, (x) fees and expenses of any transfer agent or custodian, (xi) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities and (xii) expenses for securities law liability insurance and, if any, rating agency fees.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“GSCP” has the meaning ascribed to such term in the Preamble to this Agreement.

“GSCP Germany” has the meaning ascribed to such term in the Preamble to this Agreement.

“GSCP Offshore” has the meaning ascribed to such term in the Preamble to this Agreement.

“GSCP Parallel” has the meaning ascribed to such term in the Preamble to this Agreement.

“GSCP Parties” has the meaning ascribed to such term in the Preamble to this Agreement.

“Holder” or “Holders” means (1) any Person who is a signatory to this Agreement or (2) any permitted transferee of Registrable Securities to whom any Person who is a signatory to this Agreement shall assign or transfer any rights hereunder, provided that such transferee has agreed in writing to be bound by this Agreement in respect of such Registrable Securities.

“Initiating Holders” has the meaning ascribed to such term in Section 2.1(a)(i).

“IPO” means the initial bona fide underwritten public offering and sale of Common Stock (or other equity securities of the Company) to the general public pursuant to an effective registration statement filed under the Securities Act.

“Litigation” means any action, proceeding or investigation in any court or before any governmental authority.

“M-Foods Holdings” has the meaning ascribed to such term in the Recitals to this Agreement.

“Majority Participating Holders” means Participating Holders holding more than 50% of the Registrable Securities proposed to be included in any offering of Registrable Securities by such Participating Holders pursuant to Section 2.1 or Section 2.2.

“Management Stockholders” has the meaning ascribed to such term in the Preamble to this Agreement.

“Manager” has the meaning ascribed to such term in Section 2.1(c).

“Merger” has the meaning ascribed to such term in the Recitals to this Agreement.

“Merger Agreement” has the meaning ascribed to such term in the Recitals to this Agreement.

“Merger Sub” has the meaning ascribed to such term in the Recitals to this Agreement.

“Midco” has the meaning ascribed to such term in the Recitals to this Agreement.

“NASD” means the National Association of Securities Dealers, Inc.

“Participating Holders” means all Holders of Registrable Securities which are proposed to be included in any offering of Registrable Securities pursuant to Section 2.1 or Section 2.2.

“Partner Distribution” has the meaning ascribed to such term in Section 2.1(a)(iii).

“Person” means any individual, corporation (including not for profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, joint-stock company, unincorporated organization, governmental entity or agency or other entity of any kind or nature.

“Piggyback Shares” has the meaning ascribed to such term in Section 2.3(a)(iii).

“Postponement Period” has the meaning ascribed to such term in Section 2.1(b).

“Qualified Independent Underwriter” means a “qualified independent underwriter” within the meaning of NASD Conduct Rule 2720.

“Registrable Securities” means (a) any shares of Common Stock held by the Holders at any time (including those held as a result of, or issuable upon, the conversion or exercise of Common Stock Equivalents), whether now owned or acquired by the Holders at a later time, (b) any shares of Common Stock issued or issuable, directly or indirectly, in exchange for or with respect to the Common Stock referenced in clause (a) above by way of stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, share exchange, consolidation or other reorganization and (c) any securities issued in replacement of or exchange for any securities described in clause (a) or (b) above. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (B) such securities shall have been sold (other than in a privately negotiated sale) in compliance with the requirements of Rule 144 under the Securities Act, as such Rule 144 may be amended (or any successor provision thereto).

“Rule 144” and “Rule 144A” have the meaning ascribed to such term in Section 4.2.

“SEC” means the Securities and Exchange Commission or such other federal agency which at such time administers the Securities Act.

“Section 2.3(a) Sale Number” has the meaning ascribed to such term in Section 2.3(a).

“Section 2.3(b) Sale Number” has the meaning ascribed to such term in Section 2.3(b).

“Section 2.3(c) Sale Number” has the meaning ascribed to such term in Section 2.3(c).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC issued under such Act, as they may from time to time be in effect.

“Senior Management Holders” means, as of any date of determination, the “named executive officers” of the Company that hold Registrable Securities as of such date of determination.

“Shelf Registrable Securities” has the meaning ascribed to such term in Section 2.1(e).

“Shelf Registration Statement” has the meaning ascribed to such term in Section 2.1(e).

“Shelf Underwriting” has the meaning ascribed to such term in Section 2.1(e).

“Shelf Underwriting Notice” has the meaning ascribed to such term in Section 2.1(e).

“Shelf Underwriting Request” has the meaning ascribed to such term in Section 2.1(e).

“Stockholders Agreement” has the meaning ascribed to such term in the Recitals to this Agreement.

“Subsidiary” means any direct or indirect subsidiary of the Company on the date hereof and any direct or indirect subsidiary of the Company organized or acquired after the date hereof.

“THL” has the meaning ascribed to such term in the Preamble to this Agreement.

“THL Cayman” has the meaning ascribed to such term in the Preamble to this Agreement.

“THL Great-West” has the meaning ascribed to such term in the Preamble to this Agreement.

“THL Investors” has the meaning ascribed to such term in the Preamble to this Agreement.

“THL Parallel” has the meaning ascribed to such term in the Preamble to this Agreement.

“THL Parties” has the meaning ascribed to such term in the Preamble to this Agreement.

“THL Putnam I” has the meaning ascribed to such term in the Preamble to this Agreement.

“THL Putnam II” has the meaning ascribed to such term in the Preamble to this Agreement.

“THL Trust” has the meaning ascribed to such term in the Preamble to this Agreement.

“Valid Business Reason” has the meaning ascribed to such term in Section 2.1(b).

“WKSI” has the meaning ascribed to such term in Section 2.4.

Section 2. Registration Rights.

2.1. Demand Registrations.

(a)(i) Subject to Sections 2.1(b) and 2.3, at any time and from time to time after the closing of an IPO, any GSCP Party or THL Party shall have the right to require the Company to file one or more registration statements under the Securities Act covering all or any part of its and its Affiliates’ Registrable Securities by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration and the intended method of distribution thereof. Any such request by any GSCP Party or THL Party pursuant to this Section 2.1(a)(i) is referred to herein as a “Demand Registration Request,” and the registration so requested is referred to herein as a “Demand Registration” (with respect to any Demand Registration, the Holder(s) making such demand for registration being referred to as the “Initiating Holders”). Any Demand Registration Request may request that the Company register

Registrable Securities on an appropriate form, including a shelf registration statement, and, if the Company is a well-known seasoned issuer, an automatic shelf registration statement. The Company shall give written notice (the “Demand Exercise Notice”) of such Demand Registration Request (1) to all Holders of record of Registrable Securities (other than individuals) no later than five (5) Business Days after receipt of a Demand Registration Request and (2) to all Holders of record of Registrable Securities that are individuals no later than five (5) Business Days after the filing of a registration statement pursuant to the Demand Registration Request (or, in the case of a request for the filing of an automatic shelf registration statement, five (5) Business Days after receipt of the Demand Registration Request).

(ii) The Company, subject to Sections 2.3 and 2.6, shall include in a Demand Registration (x) the Registrable Securities of the Initiating Holders and (y) the Registrable Securities of any other Holder of Registrable Securities which shall have made a written request to the Company for inclusion in such registration pursuant to Section 2.2 (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Participating Holder) within ten (10) days after the receipt of the Demand Exercise Notice (or five (5) days if, at the request of the Initiating Holders, the Company states in such written notice or gives telephonic notice to all Holders, with written confirmation to follow promptly thereafter, that such registration will be on a Form S-3).

(iii) The Company shall, as expeditiously as possible, but subject to Section 2.1(b), use its reasonable best efforts to (x) file with the SEC and cause to be declared effective such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution, including a distribution to, and resale by, the members or partners of a Holder (a “Partner Distribution”) and (y) if requested by the Initiating Holders, obtain acceleration of the effective date of the registration statement relating to such registration.

(iv) Notwithstanding anything contained herein to the contrary, the Company shall, at the request of any Holder seeking to effect or considering a Partner Distribution, file any prospectus supplement or post-effective amendments, or include in the initial registration statement any disclosure or language, or include in any prospectus supplement or post-effective amendment any disclosure or language, and otherwise take any action, deemed necessary or advisable by such Holder to effect such Partner Distribution.

(b) Notwithstanding anything to the contrary in Section 2.1(a), the Demand Registration rights granted in Section 2.1(a) are subject to the following limitations: (i) the Company shall not be required to cause a registration pursuant to Section 2.1(a) to be declared effective within a period of one hundred and eighty (180) days after the effective date of any other registration of the Company filed pursuant to the Securities Act (other than a Form S-4 or Form S-8); (ii) the Company shall not be required to effect more than one (1) Demand Registration at the request of the THL Parties in any twelve month period (it being understood that if a single Demand Registration Request is delivered by more than one THL Party, the registration requested by such Demand Registration Request shall constitute only one Demand Registration); (iii) each registration in respect of a Demand Registration Request made by any

Holder must include, in the aggregate (based on the Common Stock included in such registration by all Holders participating in such registration), shares of Common Stock having an aggregate market value of at least $40 million; and (iv) if the Board, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization, merger, share exchange or other transaction or event involving the Company or any of its subsidiaries or because the Company does not yet have appropriate financial statements of acquired or to be acquired entities available for filing (in each case, a “Valid Business Reason”), then (x) the Company may postpone filing a registration statement relating to a Demand Registration Request until five (5) Business Days after such Valid Business Reason no longer exists, but in no event for more than 45 days after the date the Board determines a Valid Business Reason exists and (y) in case a registration statement has been filed relating to a Demand Registration Request, if the Valid Business Reason has not resulted from actions taken by the Company, the Company may, to the extent determined in the good faith judgment of the Board to be reasonably necessary to avoid interference with any of the transactions described above, cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until five (5) Business Days after such Valid Business Reason no longer exists, but in no event for more than 45 days after the date the Board determines a Valid Business Reason exists (such period of postponement or withdrawal under this clause (iv), the “Postponement Period”). The Company shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof; provided, however, the Company shall not be permitted to postpone or withdraw a registration statement after the expiration of any Postponement Period until twelve (12) months after the expiration of such Postponement Period.

If the Company shall give any notice of postponement or withdrawal of any registration statement pursuant to clause (iv) above, the Company shall not, during the Postponement Period, register any Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw, terminate or postpone amending or supplementing any registration statement pursuant to clause (iv) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement. If the Company shall have withdrawn or prematurely terminated a registration statement filed under Section 2.1(a)(i) (whether pursuant to clause (iv) above or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn or terminated registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, not later than five (5) Business Days after the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than 45 days after the date of the postponement or withdrawal), use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 2.1 (unless the Initiating Holders shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement), and such registration shall not be withdrawn or postponed pursuant to clause (iv) of Section 2.1(b) above.

(c) In connection with any Demand Registration, the Company shall have the right to designate the lead managing underwriter (any lead managing underwriter for the purposes of this Agreement, the “Manager”) in connection with any underwritten offering pursuant to such registration and each other managing underwriter for any such underwritten offering; provided that in each case, each such underwriter is reasonably satisfactory to the Initiating Holders, which approval shall not be unreasonably withheld or delayed.

(d) The obligation to effect a Demand Registration as described in this Section 2.1 shall be deemed satisfied only when a registration statement covering the applicable Registrable Securities shall have become effective (unless, after effectiveness, the registration statement becomes subject to any stop order, injunction or other order of the SEC or other governmental agency, in which case the obligation shall not be deemed satisfied) and, if the method of disposition is a firm commitment underwritten public offering, all such Registrable Securities have been sold pursuant thereto.

(e) In the event that the Company files a shelf registration statement under Rule 415 of the Securities Act pursuant to a Demand Registration Request and such registration becomes effective (such registration statement, a “Shelf Registration Statement”), the Initiating Holders with respect to such Demand Registration Request and the Holders of other Registrable Securities registered on such Shelf Registration Statement shall have the right at any time or from time to time to elect to sell pursuant to an underwritten offering Registrable Securities available for sale pursuant to such registration statement (“Shelf Registrable Securities”), so long as the Shelf Registration Statement remains in effect and only if the method of distribution set forth in the shelf registration allows for sales pursuant to an underwritten offering. The Initiating Holders and such other Holders shall make such election by delivering to the Company a written request (a “Shelf Underwriting Request”) for such underwritten offering to the Company specifying the number of Shelf Registrable Securities that the Holders desire to sell pursuant to such underwritten offering (the “Shelf Underwriting”). As promptly as practicable, but no later than two (2) Business Days after receipt of a Shelf Underwriting Request, the Company shall give written notice (the “Shelf Underwriting Notice”) of such Shelf Underwriting Request to all other Holders of record of Shelf Registrable Securities. The Company, subject to Sections 2.3 and 2.6, shall include in such Shelf Underwriting (x) the Registrable Securities of the Initiating Holders and (y) the Shelf Registrable Securities of any other Holder of Shelf Registrable Securities which shall have made a written request to the Company for inclusion in such Shelf Underwriting (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Holder) within seven (7) days after the receipt of the Shelf Underwriting Notice. The Company shall, as expeditiously as possible (and in any event within twenty (20) days after the receipt of a Shelf Underwriting Request), but subject to Section 2.1(b), use its reasonable best efforts to facilitate such Shelf Underwriting. Notwithstanding the foregoing, if an institutional Holder wishes to engage in an underwritten block trade off of a Shelf Registration Statement (either through filing an automatic shelf registration statement or through a take-down from an already existing Shelf Registration Statement), then notwithstanding the foregoing time periods, the Holder only needs to notify the Company of the block trade Shelf Underwriting on the day such offering is to commence and the Company shall notify other Holders and other Holders must elect whether or not to participate on the day such offering is to commence, and the Company shall as expeditiously as possible use its reasonable best efforts to facilitate such shelf offering (which may close as early as three (3) business days after the date it commences), provided that in the case of such underwritten block trade, only Eligible Block Participants shall have a right to notice and to participate, and provided, further, that the Holder requesting such underwritten block trade shall use commercially reasonable efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the underwritten block trade. The Company shall, at the request of any Initiating Holder or any other Holder of Registrable Securities registered on such Shelf Registration Statement, file any prospectus supplement or, if the applicable Shelf Registration Statement is an automatic shelf registration statement (as defined in Section 2.4), any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the Initiating Holders or any other Holder of Registrable Securities registered on such Shelf Registration Statement to effect such Shelf Underwriting. Once a Shelf Registration Statement has been declared effective, the Holders of Registrable Securities may request, and the Company shall be required to facilitate, an unlimited number of Shelf Underwritings with respect to such Shelf Registration Statement. Notwithstanding anything to the contrary in this Section 2.1(e), each Shelf Underwriting must include, in the aggregate (based on the Common Stock included in such Shelf Underwriting by all Holders participating in such Shelf Underwriting), shares of Common Stock having an aggregate market value of at least $40 million.

2.2. Piggyback Registrations.

(a) If, at any time after an IPO, the Company proposes or is required (pursuant to Section 2.1 or otherwise) to register any of its equity securities for its own account or for the account of any other shareholder under the Securities Act (other than pursuant to registrations on Form S-4 or Form S-8 or any similar successor forms thereto), the Company shall give prompt written notice of its intention to do so (1) to each of the Holders of record of Registrable Securities (other than individuals), at least five (5) business days prior to the filing of any registration statement under the Securities Act and (2) to each Holder of Registrable Securities that is an individual, no more than five (5) business days after the filing of the registration statement under the Securities Act (or, in the case of an automatic shelf registration statement, at least five (5) business days prior to the filing of such registration statement). Upon the written request of any such Holder, made within five (5) days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall, subject to Sections 2.2(c), 2.3 and 2.6 hereof, use its reasonable best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act with the securities which the Company at the time proposes to register to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the registration statement filed by the Company or the prospectus related thereto. There is no limitation on the number of such piggyback registrations pursuant to the preceding sentence which the Company is obligated to effect. No registration of Registrable Securities effected under this Section 2.2(a) shall relieve the Company of its obligations to effect Demand Registrations under Section 2.1 hereof. Notwithstanding the foregoing, if an institutional Holder wishes to engage in an underwritten block trade off of a Shelf Registration Statement (either through filing an automatic shelf registration statement or through a take-down from an already existing Shelf Registration Statement), then notwithstanding the foregoing time periods, the Holder only needs to notify the Company of the block trade Shelf Underwriting on the day such offering is to commence and the Company shall notify other Holders and other Holders must elect whether or not to participate on the day such offering is to commence, and the Company shall as expeditiously as possible use its reasonable best efforts to facilitate such shelf offering (which may close as early as three (3) business days after the date it commences), provided that in the case of such underwritten block trade, only Block Eligible Participants shall have a right to notice and to participate, and provided, further, that the Holder requesting such underwritten block trade shall use commercially reasonable efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the underwritten block trade.

(b) The Company, subject to Sections 2.3 and 2.6, may elect to include in any registration statement and offering pursuant to demand registration rights by any Person, (i) authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares and (ii) any other shares of Common Stock which are requested to be included in such registration pursuant to the exercise of piggyback registration rights granted by the Company after the date hereof and which are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement (“Additional Piggyback Rights”); provided, however, that, with respect to any underwritten offering, such inclusion shall be permitted only to the extent that it is pursuant to, and subject to, the terms of the underwriting agreement or arrangements, if any, entered into by the Majority Participating Holders in such underwritten offering.

(c) If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 2.1, and (ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

(d) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw; provided, however, that such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration.

(e) Notwithstanding anything contained herein to the contrary, the Company shall, at the request of any Holder (including to effect a Partner Distribution), file any prospectus supplement or post-effective amendments, or include in the initial registration statement any disclosure or language, or include in any prospectus supplement or post-effective amendment any disclosure or language, and otherwise take any action, deemed necessary or advisable by such Holder (including to effect such Partner Distribution).

2.3. Allocation of Securities Included in Registration Statement.

(a) If any requested registration made pursuant to Section 2.1 (including a Shelf Underwriting) involves an underwritten offering and the Manager of such offering shall advise the Company that, in its view, the number of securities requested to be included in such underwritten offering by the Holders of Registrable Securities, the Company or any other Persons exercising Additional Piggyback Rights exceeds the largest number (the “Section 2.3(a) Sale Number”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the Majority Participating Holders, the Company shall use its reasonable best efforts to include in such underwritten offering:

(i) first, all Registrable Securities requested to be included in such underwritten offering by the Holders thereof (including pursuant to the exercise of piggyback rights pursuant to Section 2.2); provided, however, that if the number of such Registrable Securities exceeds the Section 2.3(a) Sale Number, the number of such Registrable Securities (not to exceed the Section 2.3(a) Sale Number) to be included in such underwritten offering shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such underwritten offering, based on the number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Holders requesting inclusion;

(ii) second, to the extent that the number of Registrable Securities to be included pursuant to clause (i) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, any securities that the Company proposes to register, up to the Section 2.3(a) Sale Number; and

(iii) third, to the extent that the number of Registrable Securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, the remaining Registrable Securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons requesting that securities be included in such underwritten offering pursuant to the exercise of Additional Piggyback Rights (“Piggyback Shares”), based on the number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(a) Sale Number.

Notwithstanding anything in this Section 2.3(a) to the contrary, no employee stockholder of the Company will be entitled to include Registrable Securities in an underwritten offering requested by the Initiating Holders pursuant to Section 2.1 to the extent that the Manager of such underwritten offering shall determine in good faith that the participation of such employee stockholder would adversely affect in any material respect the marketability of the securities being sold by the Initiating Holders in such underwritten offering.

(b) If any registration or offering made pursuant to Section 2.2 involves an underwritten primary offering on behalf of the Company after the date hereof and the Manager shall advise the Company that, in its view, the number of securities requested to be included in such underwritten offering by the Holders of Registrable Securities, the Company or any other Persons exercising Additional Piggyback Rights exceeds the largest number (the “Section 2.3(b) Sale Number”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the Company, the Company shall include in such underwritten offering:

(i) first, all equity securities that the Company proposes to register for its own account;

(ii) second, to the extent that the number of Registrable Securities to be included pursuant to clause (i) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining Registrable Securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such underwritten offering pursuant to the exercise of piggyback rights pursuant to Section 2.2, based on the number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Holders requesting inclusion, up to the Section 2.3(b) Sale Number; and

(iii) third, to the extent that the number of Registrable Securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining Registrable Securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons requesting that securities be included in such underwritten offering pursuant to the exercise of Additional Piggyback Rights, based on the number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(b) Sale Number.

(c) If any registration pursuant to Section 2.2 involves an underwritten offering that was initially requested by any Person(s) other than a Holder to whom the Company has granted registration rights which are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement and the Manager shall advise the Company that, in its view, the number of securities requested to be included in such underwritten offering exceeds the number (the “Section 2.3(c) Sale Number”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the Company, the Company shall include in such underwritten offering:

(i) first, the shares requested to be included in such underwritten offering shall be allocated on a pro rata basis among such Person(s) requesting the registration and all Holders requesting that Registrable Securities be included in such underwritten offering pursuant to the exercise of piggyback rights pursuant to Section 2.2, based on the aggregate number of securities or Registrable Securities, as applicable, then owned by each of the foregoing requesting inclusion in relation to the aggregate number of securities or Registrable Securities, as applicable, owned by all such Holders and Persons requesting inclusion, up to the Section 2.3(c) Sale Number;

(ii) second, to the extent that the number of Registrable Securities to be included pursuant to clause (i) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining Registrable Securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons requesting that securities be included in such underwritten offering pursuant to the exercise of Additional Piggyback Rights, based on the number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(c) Sale Number; and

(iii) third, to the extent that the number of Registrable Securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining Registrable Securities to be included in such underwritten offering shall be allocated to shares the Company proposes to register for its own account, up to the Section 2.3(c) Sale Number.

(d) If, as a result of the proration provisions set forth in clauses (a), (b) or (c) of this Section 2.3, any Holder shall not be entitled to include all Registrable Securities in an underwritten offering that such Holder has requested be included, such Holder may elect to withdraw such Holder’s request to include Registrable Securities in the registration to which such underwritten offering relates or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (y) such withdrawal or reduction shall be irrevocable and, after making such withdrawal or reduction, such Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal or reduction was made to the extent of the Registrable Securities so withdrawn or reduced.

2.4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement (or use best efforts or reasonable best efforts to accomplish the same), the Company shall, as expeditiously as possible:

(a) prepare and file with the SEC a registration statement on an appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof (including, without limitation, a Partner Distribution), which registration form (i) shall be selected by the Company and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable registration form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its reasonable best efforts to cause such registration statement to become effective and remain continuously effective for such period as any Participating Holder pursuant to such registration statement shall request (provided, however, that as far in advance as reasonably practicable before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or state “blue sky” laws of any jurisdiction, or any free writing prospectus related thereto, the Company will furnish to one counsel for the Holders participating in the planned offering (selected by the Majority Participating Holders) and to one counsel for the Manager, if any, copies of reasonably complete drafts of all such documents proposed to be filed (including all exhibits thereto and each document incorporated by reference therein to the extent then required by the rules and regulations of the SEC), which documents will be subject to the reasonable review and reasonable comment of such counsel (including any objections to any information pertaining to any Participating Holder and its plan of distribution and otherwise to the extent necessary, if at all, to complete the filing or maintain the effectiveness thereof), and the Company shall make the changes reasonably requested by such counsel and shall not file any registration statement or amendment thereto, any prospectus or supplement thereto or any free writing prospectus related thereto to which the Majority Participating Holders or the underwriters, if any, shall reasonably object), provided that, notwithstanding the foregoing, in no event shall the Company be required to file any document with the SEC which in the view of the Company or its counsel contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make any statement therein not misleading;

(b)(i) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective for such period as any Participating Holder pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) provide notice to such sellers of Registrable Securities and the Manager, if any, of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate;

(c) furnish, without charge, to each Participating Holder and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, each free writing prospectus utilized in connection therewith, in each case, in all material respects in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable laws of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) or free writing prospectus by each such Participating Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

(d) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or state “blue sky” laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions (including keeping such registration or qualification in effect for so long as such registration statement remains in effect), except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(e) promptly notify each Participating Holder and each managing underwriter, if any: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto, any post-effective amendment to the registration statement or any free writing prospectus has been filed with the SEC and, with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or state “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the registration statement or any amendment thereto, the prospectus related thereto or any supplement thereto, any document incorporated therein by reference, any free writing prospectus or the information conveyed to any purchaser at the time of sale to such purchaser containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vi) if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), unless the Company has declared that a Postponement Period exists, the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

(f) comply (and continue to comply) with all applicable rules and regulations of the SEC (including, without limitation, maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)) and internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)) in accordance with the Exchange Act), and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within forty-five (45) days, or ninety (90) days if it is a fiscal year, after the end of such twelve month period described hereafter), an earnings statement (which need not be audited) covering the period of at least twelve (12) consecutive months beginning with the first day of the Company’s first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(g)(i) (A) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (B) if no similar securities are then so listed, to either cause all such Registrable Securities to be listed on a national securities exchange or to secure designation of all such Registrable Securities as a Nasdaq National Market “national market system security” within the meaning of Rule 11Aa2-1 of the Exchange Act or, failing that, secure Nasdaq National Market authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter’s arranging for the registration of at least two market makers as such with respect to such shares with FINRA, and (ii) comply (and continue to comply) with the requirements of any self-regulatory organization applicable to the Company, including without limitation all corporate governance requirements;

(h) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement and, in the case of any secondary equity offering, provide and enter into any reasonable agreements with a custodian for the Registrable Securities;

(i) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Majority Participating Holders or the underwriters shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (it being understood that the Holders of the Registrable Securities which are to be distributed by any underwriters shall be parties to any such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters);

(j) use its reasonable best efforts (i) to obtain an opinion from the Company’s counsel and a “cold comfort” letter and updates thereof from the independent public accountants who have certified the Company’s financial statements (and/or any other financial statements) included or incorporated by reference in such registration statement, in each case, in customary form and covering such matters as are customarily covered by such opinions and “cold comfort” letters (including, in the case of such “cold comfort” letter, events subsequent to the date of such financial statements) delivered to underwriters in underwritten public offerings, which opinion and letter shall be dated the dates such opinions and “cold comfort” letters are customarily dated and otherwise reasonably satisfactory to the underwriters, if any, and to the Majority Participating Holders, and (ii) furnish to each Participating Holder upon its request and to each underwriter, if any, a copy of such opinion and letter addressed to such underwriter;

(k) deliver promptly to counsel for each Participating Holder (other than individuals) and to each managing underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by counsel for each Participating Holder (other than individuals), by counsel for any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any Participating Holder (other than individuals) or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such counsel for a Participating Holder, counsel for an underwriter, attorney, accountant or agent in connection with such registration statement;

(l) use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of the registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, in each case, as promptly as reasonably practicable;

(m) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

(n) use its reasonable best efforts to make available its employees and personnel for participation in “road shows” and other marketing efforts and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company’s businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;

(o) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement), and prior to the filing or use of any free writing prospectus, provide copies of such document to counsel for each Participating Holder (other than individuals) and to each managing underwriter, if any, and make the Company’s representatives reasonably available for discussion of such document and make such changes in such document concerning the Participating Holders prior to the filing thereof as counsel for such Participating Holders or underwriters may reasonably request (provided that, notwithstanding the foregoing, in no event shall the Company be required to file any document with the SEC which in the view of the Company or its counsel contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make any statement therein not misleading);

(p) furnish to counsel for each Participating Holder upon its request and to each managing underwriter, without charge, upon request, at least one conformed copy of the registration statement and any post-effective amendments or supplements thereto, including financial statements and schedules, all documents incorporated therein by reference, the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus), any other prospectus filed under Rule 424 under the Securities Act and all exhibits (including those incorporated by reference) and any free writing prospectus utilized in connection therewith;

(q) cooperate with the Participating Holders and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the

Participating Holders at least two (2) Business Days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof (and, in the case of Registrable Securities registered on a Shelf Registration Statement, at the request of any Holder, prepare and deliver certificates representing such Registrable Securities not bearing any restrictive legends and deliver or cause to be delivered an opinion or instructions to the transfer agent in order to allow such Registrable Securities to be sold from time to time);

(r) take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will use its reasonable best efforts to make any such prohibition inapplicable;

(s) use its reasonable best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Participating Holders or the underwriters, if any, to consummate the disposition of such Registrable Securities;

(t) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities;

(u) take all reasonable action to ensure that any free writing prospectus utilized in connection with any registration covered by Section 2.1 or 2.2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, prospectus supplement and related documents, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(v) in connection with any underwritten offering, if at any time the information conveyed to a purchaser at the time of sale includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, promptly file with the SEC such amendments or supplements to such information as may be necessary so that the statements as so amended or supplemented will not, in light of the circumstances, be misleading.

To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any Demand Registration Request is submitted to the Company, and such Demand Registration Request requests that the Company file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) on Form S-3, the Company shall file an automatic shelf registration statement which covers those Registrable Securities which are requested to be registered. The Company shall use its commercially reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such automatic shelf registration statement is required to remain effective. If the Company does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Company agrees to pay such fee at such time or times as the Registrable Securities are to be sold. If the automatic shelf registration statement has been outstanding for at least three (3) years, at the end of the third year the Company shall refile a new automatic shelf registration statement covering the Registrable Securities. If at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its commercially reasonable best efforts to refile the shelf registration statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

If the Company files any shelf registration statement for the benefit of the holders of any of its securities other than the Holders, and the Holders do not request that their Registrable Securities be included in such Shelf Registration Statement, the Company agrees that it shall include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such shelf registration statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.

The Company may require as a condition precedent to the Company’s obligations under this Section 2.4 that each Participating Holder as to which any registration is being effected furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request provided that such information is necessary for the Company to consummate such registration and shall be used only in connection with such registration.

Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of paragraph (e) of this Section 2.4, such Holder will discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the applicable period mentioned in paragraph (b) of this Section 2.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each Participating Holder covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4.

If any such registration statement or comparable statement under state “blue sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Holder.

To the extent that any of the GSCP Parties is deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies, the Company agrees that (1) the indemnification and contribution provisions contained in Section 2.9 shall be applicable to the benefit of the GSCP Parties in their role as deemed underwriter in addition to their capacity as Holder and (2) the GSCP Parties shall be entitled to conduct the due diligence which they would normally conduct in connection with an offering of securities registered under the Securities Act, including without limitation receipt of customary opinions and comfort letters.

2.5. Registration Expenses.

(a) The Company shall pay all Expenses with respect to any registration or offering of Registrable Securities pursuant to Section 2, whether or not a registration statement becomes effective or the offering is consummated.

(b) Notwithstanding the foregoing, (x) the provisions of this Section 2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with state “blue sky” laws of each state in which the offering is made and (y) in connection with any underwritten offering hereunder, each Participating Holder shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Holder.

2.6. Certain Limitations on Registration Rights. In the case of any registration under Section 2.1 involving an underwritten offering, or, in the case of a registration under Section 2.2, if the Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such underwritten offering shall be subject to such underwriting agreement and no Person may participate in such underwritten offering unless such Person (i) agrees to sell such Person’s securities on the basis provided therein and completes and executes all reasonable questionnaires, and other documents (including custody agreements and powers of attorney) which must be executed in connection therewith; provided, however, that all such documents shall be consistent with the provisions hereof and (ii) provides such other information to the Company or the underwriter as may be necessary to register such Person’s securities.

2.7. Limitations on Sale or Distribution of Other Securities.

(a) Each Holder agrees, (i) to the extent requested in writing by a managing underwriter, if any, of any underwritten public offering pursuant to a registration or offering effected pursuant to Section 2.1, not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, any Common Stock, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed ninety (90) days (plus customary seventeen (17) day lockup extension periods) or such shorter period as the Company or any executive officer or director of the Company shall agree to (other than in the case of the IPO, which time period shall be 180 days (plus customary seventeen (17) day lockup extension periods) (and the Company hereby also so agrees (except that the Company may effect any sale or distribution of any such securities pursuant to a registration on Form S-4 (if reasonably acceptable to such managing underwriter) or Form S-8, or any successor or similar form which is (x) then in effect or (y) shall become effective upon the conversion, exchange or exercise of any then outstanding Common Stock Equivalent), to use its reasonable best efforts to cause each holder of any equity security or any security convertible into or exchangeable or exercisable for any equity security of the Company purchased from the Company at any time other than in a public offering so to agree), and (ii) to the extent requested in writing by a managing underwriter of any underwritten public offering effected by the Company for its own account (including without limitation any offering in which one or more Holders is selling Common Stock pursuant to the exercise of piggyback rights under Section 2.2 hereof), it will not sell any Common Stock (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, which period shall not exceed ninety (90) days (plus customary seventeen (17) day lockup extension periods) or such shorter period as the Company or any executive officer or director of the Company shall agree to (other than in the case of the IPO, which time period shall be 180 days (plus customary seventeen (17) day lockup extension periods)). Notwithstanding the foregoing, (i) this Section 2.7(a) shall not apply unless all then officers and directors of the Company and each of the GSCP Parties and the THL Parties enter into similar agreements and (ii) none of the provisions or restrictions set forth in this Section 2.7(a) shall in any way limit Goldman, Sachs & Co. or any affiliate thereof from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of their business.

(b) The Company hereby agrees that, in connection with an offering pursuant to Section 2.1 or 2.2, the Company shall not sell, transfer, or otherwise dispose of, any Common Stock, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering, a registration on Form S-4 or Form S-8 or any successor or similar form which is (x) then in effect or (y) shall become effective upon the conversion, exchange or exercise of any then outstanding Common Stock Equivalent), until a period of ninety (90) days (or such shorter period to which the Majority Participating Holders shall agree, but 180 days in the case of the IPO) shall have elapsed from the pricing date of such offering (in each case plus customary seventeen (17) day lockup extension periods); and the Company shall (i) so provide in any registration rights agreements hereafter entered into with respect to any of its securities and (ii) use its reasonable best efforts to cause each holder of any equity security or any security convertible into or exchangeable or exercisable for any equity security of the Company purchased from the Company at any time other than in a public offering to so agree.

2.8. No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

2.9. Indemnification.

(a) In the event of any registration or offer and sale of any securities of the Company under the Securities Act pursuant to this Section 2, the Company will, and hereby agrees to, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Participating Holder, its directors, officers, fiduciaries, employees, stockholders, members or general and limited partners (and the directors, officers, fiduciaries, employees, stockholders, members or general and limited partners thereof), each other Person who participates as a seller (and its directors, officers, fiduciaries, employees, stockholders, members or general and limited partners), underwriter or Qualified Independent Underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder, fiduciary, managing director, agent, affiliate, consultant, representative, successor, assign or partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls such seller or any such underwriter or Qualified Independent Underwriter within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Claims”), insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact in the information conveyed by the Company to any purchaser at the time of the sale to such purchaser, or the omission or alleged omission to state therein a material fact required to be stated therein, or (iv) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus or free writing prospectus in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

(b) Each Participating Holder (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 2.1 or 2.2, any underwriter and Qualified Independent Underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, stockholders, fiduciaries, managing directors, agents, affiliates, consultants, representatives, successors, assigns or general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in strict conformity with written information furnished to the Company or its representatives by or on behalf of such Participating Holder or underwriter or Qualified Independent Underwriter, if any, specifically for use therein, and each such Participating Holder, underwriter or Qualified Independent Underwriter, if any, shall reimburse such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Participating Holder shall be required to pay pursuant to this Section 2.9 (including pursuant to indemnity, contribution or otherwise) shall in no case be greater than the amount of the net proceeds received by such Participating Holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim; provided further that such Participating Holder shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, or any free writing prospectus utilized in connection therewith, such Participating Holder has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto or free writing prospectus which corrected or made not misleading information previously furnished to the Company. The Company and each Participating Holder hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such Participating Holders to the contrary, for all purposes of this Agreement, the only information furnished or to be furnished to the Company for use in any such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto, or any free writing prospectus, are statements specifically relating to (i) the beneficial ownership of shares of Common Stock by such Participating Holder and its Affiliates as disclosed in the section of such document entitled “Selling Stockholders” or “Principal and Selling Stockholders” or other documents thereof and (ii) the name and address of such Participating Holder. If any additional information about such Holder or the plan of distribution (other than for an underwritten offering) is required by law to be disclosed in any such document, then such Holder shall not unreasonably withhold its agreement referred to in the immediately preceding sentence. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

(c) Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by the Company and each

Participating Holder with respect to any required registration or other qualification of securities under any applicable securities and state “blue sky” laws.

(d) Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially and actually prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 2. In case any action or proceeding is brought against an indemnified party and such indemnified party shall have notified the indemnifying party of the commencement thereof (as required above), the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal or equitable defenses available to such indemnified party which are not available to the indemnifying party or which may conflict with those available to another indemnified party with respect to such Claim; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have made a conclusion described in clause (ii) or (iii) above) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e) If for any reason the foregoing indemnity is unavailable, unenforceable or is insufficient to hold harmless an indemnified party under Sections 2.9(a), (b) or (c), then each applicable indemnifying party shall contribute to the amount paid or payable to such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such Claim. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if any contribution pursuant to this Section 2.9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.9(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.9(e) to contribute any amount greater than the amount of the net proceeds received by such indemnifying party from the sale of Registrable Securities pursuant to the registration statement giving rise to such Claim, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 2.9(b) and (c). In addition, no Holder of Registrable Securities or any Affiliate thereof shall be required to pay any amount under this Section 2.9(e) unless such Person or entity would have been required to pay an amount pursuant to Section 2.9(b) if it had been applicable in accordance with its terms.

(f) The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

(g) The indemnification and contribution required by this Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided, however, that the recipient thereof hereby undertakes to repay such payments if and to the extent it shall be determined by a court of competent jurisdiction that such recipient is not entitled to such payment hereunder.

2.10. Limitations on Registration of Other Securities; Representation. From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders holding more than 50% of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable taken as a whole than the registration rights granted to the Holders hereunder unless the Company shall also give such rights to such Holders.

2.11. No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities that is inconsistent in any material respects with the rights granted to the Holders in this Agreement.

Section 3. Underwritten Offerings.

3.1. Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering pursuant to a registration requested under Section 2.1, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall (i) be satisfactory in form and substance to the Majority Participating Holders, (ii) contain terms not inconsistent with the provisions of this Agreement and (iii) contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements on substantially the same terms as those contained herein. Any Participating Holder shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Participating Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Participating Holder; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a Participating Holder for inclusion in the registration statement. Unless otherwise agreed by the respective Participating Holders and the underwriters, each such Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities, any written information specifically provided by such Participating Holder for inclusion in the registration statement and its intended method of distribution; and any liability of such Participating Holder to any underwriter or other Person under such underwriting agreement for indemnity, contribution or otherwise shall in no case be greater than the amount of the net proceeds received by such Participating Holder upon the sale of Registrable Securities pursuant to such registration statement and in no event shall relate to anything other than information about such Holder specifically provided by such Holder for use in the registration statement and prospectus.

3.2. Piggyback Underwritten Offerings. In the case of a registration pursuant to Section 2.2, if the Company shall have determined to enter into an underwriting agreement in connection therewith, all of the Participating Holders’ Registrable Securities to be included in such registration shall be subject to such underwriting agreement. Any Participating Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Participating Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Participating Holder; provided that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a Participating Holder for inclusion in the registration statement. Unless otherwise agreed by the respective Participating Holders and the underwriters, each such Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities, any written information specifically provided by such Participating Holder for inclusion in the registration statement and its intended method of distribution; and any liability of such Participating Holder to any underwriter or other Person under such underwriting agreement shall in no case be greater than the amount of the net proceeds received by such Participating Holder upon the sale of Registrable Securities pursuant to such registration statement and in no event shall relate to anything other than information about such Holder specifically provided by such Holder for use in the registration statement and prospectus.

Section 4. General.

4.1. Adjustments Affecting Registrable Securities. The Company agrees that it shall not effect or permit to occur any combination or subdivision of shares of Common Stock which would adversely affect the ability of any Holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration. The Company agrees that it will take all reasonable steps necessary to effect a subdivision of shares of Common Stock if in the reasonable judgment of (a) the Majority Participating Holders or (b) the managing underwriter for the offering in respect of such Demand Registration Request, such subdivision would enhance the marketability of the Registrable Securities. Subject to the Stockholders Agreement (if in effect at the time), each Holder agrees to vote all of its shares of capital stock in a manner, and to take all other actions necessary, to permit the Company to carry out the intent of the preceding sentence including, without limitation, voting in favor of an amendment to the Company’s organizational documents in order to increase the number of authorized shares of capital stock of the Company. In any event, the provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all shares of capital stock of the Company, any successor or assign of the Company (whether by merger, share exchange, consolidation, sale of assets or otherwise) or any Subsidiary of the Company which may be issued in respect of, in exchange for or in substitution of, Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

4.2. Rule 144 and Rule 144A. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of the Common Stock or Common Stock Equivalents, the Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1)(i) of Rule 144 under the Securities Act, as such Rule may be amended (“Rule 144”)) or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales by such Holder under Rule 144, Rule 144A under the Securities Act, as such Rule may be amended (“Rule 144A”), or any similar rules or regulations hereafter adopted by the SEC, and (ii) it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell

Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144, (B) Rule 144A or (C) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

4.3. Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement), provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

4.4. Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or any Holder unless such modification, amendment or waiver is approved in writing by the Company and the Holders holding a majority of the Registrable Securities then held by all Holders; provided that any amendment, modification, supplement or waiver of any of the provisions of this Agreement which disproportionately materially adversely affects any Holder shall not be effective without the written approval of such Holder. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof or of any other or future exercise of any such right, power or privilege.

4.5. Notices. Except as otherwise provided in this Agreement, all notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument addressed to such party delivered in person, by nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, or by facsimile or electronic mail at the address set forth below and to any other recipient at the address indicated on Schedule 4.5 hereto or at such other address as may hereafter be designated in writing by such party to the other parties:

(i)	if to the Company, to:

MFI Holding Corporation

c/o GS Capital Partners VI Fund, L.P.

200 West Street

New York, NY 10282-2198

Attention:	Adrian Jones
Oliver Thym
Nicole Agnew

with a copy (which shall not constitute notice) to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Attention:	Robert C. Schwenkel, Esq.
Murray Goldfarb, Esq.

(ii)	if to the GSCP Parties, to:

Goldman Sachs Capital Partners

c/o Goldman, Sachs & Co.

200 West Street

New York, New York 10282-2198

Attention:	Adrian Jones
Oliver Thym
Nicole Agnew

with a copy (which shall not constitute notice) to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Telephone:	(212) 859-8000
Telecopy:	(212) 859-4000
Attention:	Robert C. Schwenkel, Esq.
Murray Goldfarb, Esq.

(iii)	if to the THL Parties, to:

Thomas H. Lee Partners

100 Federal Street, 35th floor

Boston, MA 02110

Attention:	Kent R. Weldon
Joshua D. Bresler

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

100 Federal Street, 35th floor

Boston, MA 02110

Attention:	Marilyn French, Esq.

(iv)	if to the Management Stockholders, to the address set forth opposite the name of such Management Stockholder on Schedule 4.5 or such other address indicated in the records of the Company:

with a copy (which shall not constitute notice) to:

Kaplan, Strangis and Kaplan, P.A.

5500 Wells Fargo Center

Minneapolis, Minnesota 55402

Facsimile:	(612) 375-1143
Attention:	James Melville

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Facsimile:	(212) 735-2000
Attention:	Eric Cochran

All such notices, requests, consents and other communications shall be deemed to have been given to the receiving party upon actual receipt, if delivered in person; three (3) business days after deposit in the mail, if sent by registered or certified mail; upon confirmation of successful transmission if sent by facsimile; or on the next business day after deposit with an overnight courier, if sent by overnight courier.

4.6. Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors, permitted assigns, heirs and personal representatives of the parties hereto, whether so expressed or not. This Agreement may not be assigned by the Company without the prior written consent of the GSCP Parties. Each Holder shall have the right to assign all or part of its or his rights and obligations under this Agreement only in accordance with transfers of Registrable Securities prior to an IPO and permitted under, and made in compliance with, the Stockholders Agreement. Upon any such assignment, such assignee shall have and be able to exercise and enforce all rights of the assigning Holder which are assigned to it and, to the extent such rights are assigned, any reference to the assigning Holder shall be treated as a reference to the assignee. If any Holder shall acquire additional Registrable Securities, such Registrable Securities shall be subject to all of the terms, and entitled to all the benefits, of this Agreement. The parties hereto and their respective successors may assign their rights under this Agreement, in whole or in part, to any purchaser of shares of Registrable Securities held by them.

4.7. Entire Agreement. This Agreement, the Stockholders Agreement and the other documents referred to herein or delivered pursuant hereto which form part hereof constitute the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

4.8. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, all amendments and supplements hereto, and all actions or proceedings arising out of or relating to this Agreement, of any nature whatsoever, shall be construed in accordance with and governed by the domestic substantive laws of the State of Delaware without giving effect to any choice of law or conflicts of law provision or rule that might otherwise cause the application of the domestic substantive laws of any other jurisdiction. The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan within the State of New York in connection with any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum or lack of personal jurisdiction in respect of such dispute. Each of the parties hereto agrees that a judgment rendered in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each party hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury in respect of any legal proceeding directly or indirectly arising out of, under or in connection with this Agreement or any transaction contemplated hereby. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 4.8

4.9. Interpretation; Construction.

(a) The table of contents and headings in this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

4.10. Counterparts. This Agreement may be executed and delivered in any number of separate counterparts (including by facsimile or electronic mail), each of which shall be an original, but all of which together shall constitute one and the same agreement.

4.11. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

4.12. Remedies. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

4.13. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

4.14. Confidentiality. Each Management Stockholder agrees that all material non-public information provided pursuant to or in accordance with the terms of this Agreement shall be kept confidential by the person to whom such information is provided, until such time as such information becomes public other than through violation of this provision. Notwithstanding the foregoing, any party may disclose the information if required to do so by any law, rule, regulation, order, decree or subpoena of any governmental agency or authority or court.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement as of the date first above written.

MFI HOLDING CORPORATION

By:	/s/ James E. Dwyer, Jr.
	Name:	James E. Dwyer, Jr.
	Title:	Chief Executive Officer and President

GS CAPITAL PARTNERS VI FUND, L.P.

By:	GSCP VI ADVISORS, L.L.C. General Partner

By:	/s/ Adrian Jones
	Name:	Adrian Jones
	Title:	Vice President

GS CAPITAL PARTNERS VI PARALLEL, L.P.

By:	GS ADVISORS VI, L.L.C. General Partner

By:	/s/ Adrian Jones
	Name:	Adrian Jones
	Title:	Vice President

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.

By:	GSCP VI OFFSHORE ADVISORS, L.L.C. General Partner

By:	/s/ Adrian Jones
	Name:	Adrian Jones
	Title:	Vice President

GS CAPITAL PARTNERS VI GMBH & CO. KG

By:	GS ADVISORS VI, L.L.C. Managing Limited Partner

By:	/s/ Adrian Jones
	Name:	Adrian Jones
	Title:	Vice President

THOMAS H. LEE EQUITY FUND V, L.P.

By:	THL Equity Advisors V, LLC, its general partner
By:	Thomas H. Lee Partners, L.P., its sole member
By:	Thomas H. Lee Advisors, LLC, its general partner

By:	/s/ Kent R. Weldon
	Name:	Kent R. Weldon
	Title:	Managing Director

THOMAS H. LEE PARALLEL FUND V, L.P.

By:	THL Equity Advisors V, LLC, its general partner
By:	Thomas H. Lee Partners, L.P., its sole member
By:	Thomas H. Lee Advisors, LLC, its general partner

By:	/s/ Kent R. Weldon
	Name:	Kent R. Weldon
	Title:	Managing Director

THOMAS H. LEE EQUITY (CAYMAN) FUND V, L.P.

By:	THL Equity Advisors V, LLC, its general partner
By:	Thomas H. Lee Partners, L.P., its sole member
By:	Thomas H. Lee Advisors, LLC, its general partner

By:	/s/ Kent R. Weldon
	Name:	Kent R. Weldon
	Title:	Managing Director

THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP

By:	THL Investment Management Corp, its general partner

By:	/s/ Kent R. Weldon
	Name:	Kent R. Weldon
Title:

GREAT-WEST INVESTORS LP

By:	Thomas H. Lee Advisors, LLC, its attorney in fact

By:	/s/ Kent R. Weldon
	Name:	Kent R. Weldon
	Title:	Managing Director

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY I LLC

By:	Putnam Investment Holdings, LLC, Its Managing Member
By:	Putnam Investments, LLC, Its Managing Member
By:	Thomas H. Lee Advisors, LLC, its attorney-in-fact

By:	/s/ Kent R. Weldon
	Name:	Kent R. Weldon
	Title:	Managing Director

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY II LLC
By:	Putnam Investment Holdings, LLC, Its Managing Member
By:	Putnam Investments, LLC, Its Managing Member
By:	Thomas H. Lee Advisors, LLC, its attorney-in-fact

By:	/s/ Kent R. Weldon
	Name:	Kent R. Weldon
	Title:	Managing Director

U.S. BANK, N.A., not individually but solely as trustee for the 1997 Thomas H. Lee Nominee Trust dated August 18, 1997

By:	/s/ Paul D. Allen
	Name:	Paul D. Allen
	Title:	Vice President

Schedule 4.5

ANDERSON FAMILY TRUST

/s/ Mark B. Anderson
Name:	Mark B. Anderson
Title:	Trustee

/s/ Susan S. Anderson
Name:	Susan S. Anderson
Title:	Trustee

MANAGEMENT STOCKHOLDERS

By:	/s/ Steve Bacon
	Name:	Steve Bacon

By:	/s/ Terry L. Baker
	Name:	Terry L. Baker

By:	/s/ Timothy J. Bebee
	Name:	Timothy J. Bebee

By:	/s/ Toby L. Catherman
	Name:	Toby L. Catherman

By:	/s/ Wanda K. DeRemer
	Name:	Wanda K. DeRemer

By:	/s/ James E. Dwyer
	Name:	James E. Dwyer

Schedule 4.5 - 1

By:	/s/ Michael A. Elliott
Name: Michael A. Elliott

By:	/s/ Thomas J. Jagiela
Name: Thomas J. Jagiela

By:	/s/ Timothy D. Larson
Name: Timothy D. Larson

By:	/s/ Kevin McMenimen
Name: Kevin McMenimen

By:	/s/ William McNeal
Name: William McNeal

By:	/s/ Jonathan A. Merkle
Name: Jonathan A. Merkle

By:	/s/ David Morton
Name: David Morton

By:	/s/ Deborah Naismith
Name: Deborah Naismith

By:	/s/ S. Vincent O’Brien
Name: S. Vincent O’Brien

By:	/s/ Stephan Ostrander
Name: Stephen Ostrander

Schedule 4.5 - 2

By:	/s/ Thomas Schuneman
Name: Thomas Schuneman

By:	/s/ Steven J. Semmer
Name: Steven J. Semmer

By:	/s/ Diane M. Sparish
Name: Diane M. Sparish

By:	/s/ Todd A. Sylvester
Name: Todd A. Sylvester

By:	/s/ Jason C. Taylor
Name: Jason C. Taylor

By:	/s/ Jeffrey Thomas
Name: Jeffrey Thomas

By:	/s/ Vicky Wass
Name: Vicky Wass

By:	/s/ Howard J. Weaver
Name: Howard J. Weaver

By:	/s/ Mark Westphal
Name: Mark Westphal

By:	/s/ Dennis L. Woodward
Name: Dennis L. Woodward

Schedule 4.5 - 3

CAROLYN V. WOLSKI REVOCABLE TRUST

/s/ Carolyn V. Wolski
Name: Carolyn V. Wolski
Title: Trustee

/s/ Mark Wolski
Name: Mark Wolski
Title: Trustee

GREGG A. OSTRANDER REVOCABLE TRUST

/s/ Gregg A. Ostrander
Name: Gregg A. Ostrander
Title: Trustee

/s/ Kristin K. Ostrander
Name: Kristin K. Ostrander
Title: Trustee

JOHN D. REEDY REVOCABLE TRUST

/s/ John D. Reedy
Name: John D. Reedy
Title: Trustee

/s/ Jacqueline K. Reedy
Name: Jacqueline K. Reedy
Title: Trustee

Schedule 4.5 - 4

JAMES D. CLARKSON RESIDUARY MARITAL TRUST

/s/ Mary S. Clarkson
Name: Mary S. Clarkson
Title: Trustee

/s/ Ryan W. Clarkson
Name: Ryan W. Clarkson
Title: Trustee

/s/ Jill C. Jorgenson
Name: Jill C. Jorgenson
Title: Trustee

Schedule 4.5 - 5

Schedule 4.5

Notices

	Name	Address

1.	Anderson Family Trust	c/o Mark B. Anderson 10609 Wyoming Road Bloomington, MN 55438

2.	Steve Bacon	1901 Grant Drive Mankato, MN 56001

3.	Terry L. Baker	PO Box 71 Wakefield, NE 68784

4.	Timothy J. Bebee	1008 Winter Street Wakefield, NE 68784

5.	Toby L. Catherman	1504 E. Mountain Rd Hegins, PA 17938

6.	James E. Dwyer	3820 Grand Way #522 St. Louis Park, MN 55416

7.	Michael A. Elliott	12452 Alise Place Eden Prairie, MN 55347

8.	Thomas J. Jagiela	5400 River Bluff Curve Bloomington, MN 55437

9.	Timothy D. Larson	9900 James Avenue Ne Monticello, MN 55362

10.	Kevin McMenimen	1007 London Mendota Heights, MN 55118

11.	Jonathan A. Merkle	11530 122nd Street Cologne, MN 55322

12.	Deborah Naismith	13510 Willow Springs Road Haslet, TX 76052

13.	S. Vincent O’Brien	7800 West 95th St Bloomington, MN 55438

14.	Stephan Ostrander	3815 Huntington Ave St Louis Park, MN 55416

15.	Steven J. Semmer	4280 Ithaca Lane Plymouth, MN 55446

Schedule 4.5 - 1

16.	Diane M. Sparish	11715 28th Ave N Plymouth, MN 55441

17.	Todd A. Sylvester	3435 Lambert Court NE St. Michael, MN 55376

18.	Jeffrey Thomas	18200 Woolman Drive Minnetonka, MN 55345

19.	Vicky Wass	2 Wilson Way South West Windsor, NJ 08550

20.	Mark Westphal	111 4th Ave N # 203 Minneapolis, MN 55401

21.	Carolyn V. Wolski Revocable Trust	c/o Carolyn & Mark Wolski 140 Otis Avenue St. Paul, MN 55104

22.	Dennis L. Woodward	802 Vista Circle Delano, MN 55328

23.	Wanda K. DeRemer	2720 Noble Ave N Golden Valley, MN 55422

24.	William McNeal	6551 Orchid Lane N Maple Grove, MN 55311

25.	David Morton	88095 541 Ave Bloomfield, NE 68718

26.	Thomas Schuneman	6650 Trail Lane Corcoran, MN 55340

27.	Jason C. Taylor	12507 Cornell Court Eden Prairie, MN 55347

28.	Howard J. Weaver	4519 Ladyslipper Ave N Brooklyn Park, MN 55443

29.	Gregg A. Ostrander Revocable Trust	c/o Gregg & Kristin Ostrander 21520 Fairview Street Greenwood, MN 55331

Schedule 4.5 - 2

30.	John D. Reedy Revocable Trust	c/o John and Jackie Reedy 14861 Wilds Parkway NW Prior Lake, MN 55372 2905 Gulf Shore Blvd. N. Naples, FL 34103

31.	James D. Clarkson Residuary Marital Trust	c/o M. Sue Clarkson 11428 Entrevaux Drive Eden Prairie, MN 55347

Schedule 4.5 - 3